Leases	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
Leases	Leases
We have operating leases relating to office facilities, manufacturing facilities and ground stations. Lease terms range from two years to 10 years.

Certain of the Company’s leases include options for early termination. The Company utilizes the base period as the lease term when initially recognizing right-of-use assets and lease liabilities, unless it is reasonably certain that a termination option will be exercised.

We recognized the following lease costs related to our operating leases for the years ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022	2021
Operating lease costs	$2,804	$2,061	$573
Short-term lease costs	37	56	7
Variable lease costs	160	145	52
Total operating lease costs	$3,001	$2,262	$632

Cash paid for amounts included in the measurement of operating lease liabilities were as follows for the years ended December 31, 2023 and 2022.

	Year Ended December 31,
	2023	2022	2021
Operating cash flows	$(2,368)	$(2,186)	$(508)
The amounts of future undiscounted cash flows related to the lease payments over the lease term and the reconciliation to the present value of the operating lease liabilities at December 31, 2023 is as follows:

Operating leases
Years Ended
2024	$1,249
2025	1,051
2026	877
2027	645
2028	352
thereafter	—
Total remaining lease payments	4,174
Less imputed interest	(242)
Present value of lease liability	$3,932

Total current	$2,143
Total non-current	$1,789
The weighted-average remaining years for the operating leases are 4.5 years and 5.7 years as of December 31, 2023 and 2022, respectively. The weighted-average discount rate for operating leases is 4.9% and 4.6% as of December 31, 2023 and 2022, respectively. For the years ended December 31, 2023 and 2022, the Company obtained $3.1 million and $7.2 million, respectively of right-of-use assets for new operating lease obligations.